Exhibit 1.1

                                                                  EXECUTION COPY


                       Nationwide Financial Services, Inc.

                          5.625% Senior Notes Due 2015

                             Underwriting Agreement

                                                              New York, New York
                                                               February 10, 2003

To the Representatives named in
   Schedule I hereto of the
   Underwriters named in
   Schedule II hereto

Ladies and Gentlemen:

          Nationwide Financial Services, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), proposes to sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture (the "Base Indenture") dated as of November 1, 2001, between the Company and Wilmington Trust Company, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of November 19, 2001 (the "First Supplemental Indenture"), the Second Supplemental Indenture dated as of June 24, 2002 (the "Second Supplemental Indenture") and the Third Supplemental Indenture to be dated as of February 13, 2003 (the "Third Supplemental Indenture"), each between the Company and the Trustee. The Base Indenture as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture is herein referred to as the "Indenture". To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.


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          1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

          (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date each of the Base Indenture and the Third Supplemental Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances


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


     under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

          (c) Except as disclosed in the Final Prospectus, since the date of the latest audited financial statements included in the Final Prospectus there has been no change, nor any development or event involving a prospective change, which has had, or would reasonably be expected to have, a material adverse effect (i) on the condition, financial or otherwise, business affairs, properties or results of operations of, the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) which affects the issuance or validity of the Securities, (iii) which affects the consummation of any of the transactions contemplated by this Agreement or (iv) is otherwise material in the context of the sale of the Securities (a "Material Adverse Effect"), and, except as disclosed in or contemplated by the Final Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (d) All of the issued and outstanding capital stock of each Material Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned (directly or through subsidiaries) by the Company free from liens, claims, encumbrances and defects.

          (e) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Final Prospectus; and the Company is duly qualified as a foreign corporation to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not have a Material Adverse Effect.

          (f) Each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Final Prospectus; and each Material Subsidiary of the Company is duly qualified as a foreign corporation to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business except


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     where any such failure to be so qualified would not in aggregate have a
     Material Adverse Effect.

          (g) Each of the Base Indenture and the Third Supplemental Indenture has been duly authorized by the Company and has been duly qualified under the Trust Indenture Act with respect to the Securities registered thereby and, assuming due authorization, execution and delivery thereof by the Trustee, constitute valid and legally binding instruments of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, rehabilitation, reorganization, moratorium or similar laws relating to creditors of insurance companies or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and will conform in all material respects to the description thereof contained in the Final Prospectus; the Securities have been duly authorized and will be duly executed by the Company and when authenticated in the manner provided for in the Base Indenture and the Third Supplemental Indenture and delivered against payment therefor as described in the Final Prospectus, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, rehabilitation, reorganization, moratorium or similar laws relating to creditors of insurance companies or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and will conform in all material respects to the description thereof contained in the Final Prospectus.

          (h) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, rehabilitation, reorganization, moratorium or similar laws relating to creditors of insurance companies or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to the discretion of the court before which any proceeding therefor may be brought and except with respect to the obligations of the Company regarding indemnification and contribution as provided in Section 8 below, which may be limited by principles of public policy.

          (i) The Company and each of its Material Subsidiaries that is engaged in the business of insurance (together the "Insurance Entities") (i) are each in compliance with the requirements of the insurance laws and regulations of its jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to the Company and each Insurance Entity, and (ii) have filed all notices, reports, documents or other information ("Notices") required to be filed thereunder, in each of cases (i) and (ii), with such exceptions


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


     as would not have a Material Adverse Effect; neither the Company nor any Insurance Entity has received actual notice from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration, qualification or other authorization ("Approvals") from such insurance regulatory authority is needed to be obtained by the Company or any Insurance Entity in order to conduct its business as now conducted, except where the failure to obtain such additional Approvals would not have a Material Adverse Effect; the Company and each of its Material Subsidiaries has such other Approvals and has filed all other Notices required under other applicable laws and regulations issued by the appropriate government or government bodies necessary to conduct the business now operated by it and as described in the Final Prospectus, except where the failure to have such Approvals or to have filed such Notices would not have a Material Adverse Effect, and neither the Company nor any of its Material Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Approval which, singularly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (j) Neither the Company nor any of its Material Subsidiaries is in violation of its charter, certificate or articles of incorporation, bylaws or code of regulations (or similar organizational document), as the case may be, nor, except where such default would not have a Material Adverse Effect, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Material Subsidiaries is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject.

          (k) The execution, delivery and performance of this Agreement, the Base Indenture and the Third Supplemental Indenture, and the consummation of the transactions contemplated herein and therein, including without limitation the issuance, sale and delivery of the Securities by the Company, will not (A) result in any violation of the charter, certificate or articles of incorporation, bylaws or code of regulations (or similar organizational document), as the case may be, of the Company or any of its Material Subsidiaries or any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body, (B) require the Approval of any such court or insurance regulatory authority or other governmental agency or body, except such Approvals as may be required under state securities or Blue Sky laws, or (C) except as would not have a Material Adverse Effect, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Material Subsidiaries under any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Material Subsidiaries is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject.



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


          (l) Other than as set forth in the Final Prospectus, there is no action, suit or proceeding before or by any court, insurance regulatory body, arbitrator or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company, threatened, against or affecting the Company or any of its Material Subsidiaries, wherein an unfavorable ruling, finding or decision would have a Material Adverse Effect.

          (m) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as defined under the Investment Company Act of 1940 (the "1940 Act") although certain separate accounts of subsidiaries of the Company, and mutual funds managed and distributed by the Company and its subsidiaries are required to register as investment companies under such Act.

          (n) Since January 1, 1998, the Company has filed with the Commission all reports, registrations and statements, together with any required amendments thereto, that it was required to file pursuant to the Act or the Exchange Act (the "Reports"). The Reports, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (o) Except as set forth in the Final Prospectus, and with respect to all insurance issued, to the Company's and each of the Company's Material Subsidiary's knowledge, no other party to any reinsurance, coinsurance or other similar agreement with any of the Company's Material Subsidiaries is in default thereunder, except for such defaults that would not reasonably be expected to have a Material Adverse Effect.

          (p) The statutory financial statements of each of the Material Subsidiaries that is an insurance company, from which certain ratios and other statistical data contained in the Registration Statement have been derived, have for each relevant period been prepared in accordance with accounting practices and procedures of the National Association of Insurance Commissioners ("NAIC"), as prescribed or permitted by the Department of Insurance of the State of Ohio or the Insurance Department of the Commonwealth of Pennsylvania, as appropriate (the "Statutory Accounting Practices"); and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein.

          (q) The financial statements of the Company and its consolidated subsidiaries and of Provident Mutual Life Insurance Company ("Provident Mutual") and its consolidated subsidiaries included in the Registration Statement and the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, together


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


     with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries, and of Provident Mutual and its consolidated subsidiaries, respectively, at the dates indicated; and, for the periods specified, (i) the statements of operations, shareholders' equity and cash flows present fairly the results of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries, and (ii) the statements of operations, equity and cash flows present fairly the results of operations, equity and cash flows of Provident Mutual and its consolidated subsidiaries; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP or Statutory Accounting Practices, where applicable, the information required to be stated therein. The selected financial data and the summary financial information included in the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma consolidated financial statements and the related notes thereto included in the Registration Statement and Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto) present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (r) Each of the Material Subsidiaries that is a broker/dealer, where applicable, is registered with the Commission and with each other governmental authority with which it is required to register in order to conduct its business as now conducted, and is in compliance with all applicable United States federal, state, local or foreign statutes, laws, ordinances, regulations, rules, codes, orders, permits, other requirements or rules of law (collectively, the "Laws"), except where the failure to comply would not have a Material Adverse Effect. Such Material Subsidiaries have filed all forms, reports, statements and other documents required by Law to be filed by them with the Commission, all other reports (periodic or otherwise) and registration statements, including, without limitation, in connection with sales of variable annuity or variable life contracts, and all amendments and supplements to all such reports and registration statements except where failure to file would not have a Material Adverse Effect; and all such forms, reports, statements and other documents did not at the time they were filed (at the time they became effective and so long as they remain effective in the case of registration statements and amendments thereto) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


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          (s) Each of the separate accounts of the Material Subsidiaries that is an insurance company that is required to be registered as an investment company under the 1940 Act is so registered. All forms, reports, statements and other documents required by Law to be filed with the Commission by or on behalf of each of the separate accounts of such Material Subsidiaries, including, without limitation, all registration statements and all amendments and supplements to all such registration statements, in connection with sales of variable life insurance policies and variable annuity contracts, have been so filed by or on behalf of such separate accounts except where failure to file would not have a Material Adverse Effect; and all such forms, reports, statements and other documents, including, without limitation, those to be filed after the date hereof, did not at the time they were filed (at the time they become effective and so long as they remain effective in the case of registration statements and amendments thereto), or will not at the time they are filed (at the time they become effective and so long as they remain effective in the case of registration statements and amendments thereto), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

          2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto.

          3. Delivery and Payment. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.


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


          5. Agreements. The Company agrees with the several Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will
     (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct


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


     such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents, in paper or electronic form, relating to the offering of the Securities.

          (e) The Company will use its best efforts, in cooperation with the Underwriters, to arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc. ("NASD"), in connection with its review of the offering of the Securities; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (f) The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction, until the Business Day set forth on Schedule I hereto.

          (g) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause


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


     or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Final Prospectus under the caption "Use of Proceeds."

          6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have requested and caused LeBoeuf, Lamb, Greene & MacRae, L.L.P., special counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) the Company is an existing corporation in good standing under the laws of the state of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus;

               (ii) each of the Base Indenture and the Third Supplemental Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act with respect to the Securities registered thereby and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, conservatorship, receivership, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such principles are considered in a proceeding at law or in equity);

               (iii) the Securities have been duly authorized, executed and delivered by the Company, and when paid for as described in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, conservatorship, receivership, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such principles are considered in a proceeding at law or in equity);

               (iv) the execution, delivery and performance of this Agreement, the Base Indenture and the Third Supplemental Indenture, and the issuance and sale of the Securities by the Company, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Restated Certificate of Incorporation or Restated Bylaws of the Company;

               (v) the Company meets the requirements for use of Form S-3 under the regulations of the Act; the Registration Statement has become effective under the Act; the required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and the notes thereto and the related statements, supporting schedules and other financial and statistical information included or referred to therein or omitted therefrom, the documents filed as part thereof or previously filed with the Commission and incorporated therein by reference to Item 12 of Form S-3, and the statements of eligibility and qualification of the Trustee under the Indenture, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the respective rules thereunder;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company;

               (vii) the statements in the Basic Prospectus and the Final Prospectus under the captions "Description of Capital Stock", "Description of the Debt Securities", and "Description of the Notes", insofar as they purport to constitute summaries of the terms of the documents referred to therein, fairly summarize the terms of such documents or fairly and accurately present the information disclosed therein in all material respects;

               (viii) the Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as defined under the 1940 Act, although certain separate accounts of subsidiaries of the Company, and mutual funds managed and distributed by the Company and its subsidiaries are required to register as investment companies under the 1940 Act;

               (ix) the Securities, the Base Indenture and the Third Supplemental Indenture conform in all material respects to the descriptions thereof contained in the Final Prospectus; and

               (x) no consent, approval, authorization or order of, or filing with, any U.S. Federal or state governmental agency or body or court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Act, the Exchange Act, the rules and regulations of the Commission, the by-laws of the NASD, or the Trust Indenture Act and such as may be required under any state securities laws.

          Such counsel also shall state that no facts have come to the attention of such counsel that have caused it to believe that on the Effective Date or at the Execution Time the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion).

          In making the statement referred to in the preceding paragraph, such counsel shall state that their opinion and the belief are based upon their participation in the preparation of the Registration Statement and Final Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          In rendering the foregoing opinions, such counsel may rely as to matters of fact upon certificates of the officers of the Company and its subsidiaries, as to matters involving good standing, authorization to do business and other matters within their knowledge, upon certificates of public officials, and, as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, upon opinions of local counsel, which opinions shall state that they believe both you and they are justified in relying upon such certificates and opinions.

          (c) The Representatives shall have received an opinion, dated the Closing Date, from Patricia R. Hatler, Esq., general counsel to the Company, to the effect that:

               (i) each of (i) Nationwide Life Insurance Company, (ii) Nationwide Life and Annuity Insurance Company and (iii) Nationwide Life Insurance Company of America is an existing corporation in good standing under the laws of the state of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus; and the Company and each of the Company's Material Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect (i) on the condition, financial or otherwise, business, properties or results of operations of the Company and its subsidiaries taken as a whole, (ii) which affects the issuance or validity of the Securities, (iii) which affects the consummation of any of the transactions contemplated by this Agreement or (iv) is otherwise material in the context of the sale of the Securities; and all of the issued and outstanding capital stock of each Material Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable and is owned (directly or through subsidiaries) by the Company free from liens, claims, encumbrances and defects;

               (ii) except for that certain Intercompany Agreement dated as of March 10, 1997, among the Company, Nationwide Mutual Insurance Company and Nationwide Corporation, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

               (iii) none of the execution, delivery and performance of this Agreement, the Base Indenture, the Third Supplemental Indenture, the Securities, and the consummation of the transactions contemplated herein and therein, and compliance by the Company with its obligations hereunder and thereunder, did or will result in a breach or violation of any of the terms or provisions of, or constitute a default under, or require the consent of any party under the charter, certificate or articles of incorporation, bylaws or code of regulations (or similar organizational documents), as the case may be, of any Material Subsidiary, any contract, indenture, mortgage, note, lease, agreement or other instrument to which the Company or any of its Material Subsidiaries is a party or by which any of them may be bound, or any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective properties or assets, or did or will result in the creation or imposition of any lien on the properties or assets of the Company or any of its Material Subsidiaries except for such breaches, conflicts, violations or defaults which would not have a Material Adverse Effect;

               (iv) each of the reports incorporated by reference in the Registration Statement or the Final Prospectus at the time they were filed or last amended (other than the financial statements and the notes thereto, the financial schedules, and any other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no belief) complied as to form in all material respects with the requirements of the Exchange Act; and such counsel has no reason to believe that any of such documents, when such documents were last amended or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading;

               (v) the Company and each of its Material Subsidiaries hold all licenses, certificates and permits from all governmental authorities (including, without limitation, Insurance Licenses) which are necessary to the conduct of their respective businesses, except where the failure to hold such licenses, certificates or permits would not have a Material Adverse Effect; the Company's Material Subsidiaries that are insurance companies have fulfilled and performed all obligations necessary to maintain their respective Insurance Licenses, except where the failure to perform such obligations would not have a Material Adverse Effect; and no event or events have occurred which may be reasonably expected to result in any impairment, modification, termination or revocation of such Insurance Licenses which individually or in the aggregate would have a Material Adverse Effect; and

               (vi) to the best of such counsel's knowledge and except as otherwise disclosed in the Final Prospectus, (i) there are no pending actions, suits or proceedings against the Company or any of its subsidiaries that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations contemplated in this Agreement; and (ii) no such actions, suits or proceedings have been threatened against the Company.

               In rendering the foregoing opinions, such counsel may rely as to matters of fact upon certificates of the officers of the Company and its Material Subsidiaries, as to matters involving good standing, authorization to do business and other matters within their knowledge, upon certificates of public officials, and, as to matters involving the application of laws of any jurisdiction, upon the familiarity of attorneys employed by the Nationwide Mutual Insurance Company, the ultimate controlling entity of the Company, under such counsel's supervision. In addition, any opinion or statement in such opinion which is expressed "to my knowledge" or is otherwise qualified by words of like import means the conscious awareness of facts or other information by such counsel or lawyers under such counsel's supervision who have actively participated in the preparation of such opinion.

          (d) The Representatives shall have received from Dewey Ballantine LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture and the Third Supplemental Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that to their best knowledge after due inquiry:

               (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (f) The Company shall have requested and caused KPMG LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, substantially in the form heretofore approved by you.

          (g) The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, substantially in the form heretofore approved by you.

          (h) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no Material Adverse Effect and there has been no change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, business affairs, properties or results of operations of, the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, of the Company in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, the effect of which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

          (i) Subsequent to the Execution Time, there shall not have been (i) any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change or
     (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or by A.M. Best Company of its rating of any Insurance Entity, or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company or insurance rating of any Insurance Entity (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).

          (j) Nationwide Mutual Insurance Company shall have delivered to the Representatives a consent, in form heretofor approved by you, to the issuance by the Company of the Securities and the transactions contemplated hereby, as required by that certain Intercompany Agreement dated, as of March 10, 1997, among the Company, Nationwide Mutual Insurance Company and Nationwide Corporation.

          (k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the office of Dewey Ballantine LLP, counsel for the Underwriters, at 1301 Avenue of the Americas, New York, New York 10019, on the Closing Date.

          7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8. Indemnification and Contribution.

          (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 8(d) below) any such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

          provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or the Basic Prospectus, any Preliminary

          Final Prospectus or the Final Prospectus (or any amendment or supplement thereto).

          (b) Indemnification of Company, Directors and Officers. Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto). The Company acknowledges that the statements set forth (i) in the last paragraph of the cover page regarding delivery of the Securities and
     (ii) under the heading "Underwriting", (1) the list of Underwriters and their respective participation in the sale of the Securities, (2) the first paragraph under the heading "Underwriting - Commissions and Discounts" and
     (3) the first paragraph under the heading "Underwriting - Price Stabilization and Short Positions" in any Preliminary Final Prospectus and the Final Prospectus, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

          (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
     (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) Contribution.

               (i) If the indemnification provided for in this Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

               (ii) The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount and commission received by the Underwriters, in each case as set forth on the cover of the Final Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

               (iii) The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (iv) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

               (v) Notwithstanding the provisions of this Section 8, in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder.

               (vi) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (vii) For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or
          Section 20 of the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule II hereto and not joint.

          9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10. Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Date (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in any Final Prospectus (exclusive of any supplement thereto), any Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

          11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Merrill Lynch, Pierce, Fenner & Smith Incorporated's General Counsel (fax no.: (212) 449-0118) and confirmed to the General Counsel, Merrill Lynch, Pierce, Fenner & Smith Incorporated, at World Financial Center, North Tower, 7th Floor, 250 Vesey Street, New York, New York, 10281, Attention:
General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Nationwide Financial Services, Inc., Attention: President (fax no.
(614) 249-9351) and confirmed to it at One Nationwide Plaza, Columbus, OH 43215,
Attention: President (with a copy to the General Counsel).

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

          14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

          17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date including any supplement to the Basic Prospectus filed pursuant to Rule 424(b) and including any Preliminary Final Prospectus.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

          "Insurance License" shall mean any license, certificate of authority, permit or other authorization from an insurance regulatory authority with jurisdiction over an Insurance Entity which is necessary for such Insurance Entity to conduct its business as now conducted.

          "Material Subsidiaries" shall mean, collectively, (i) Nationwide Life Insurance Company, (ii) Nationwide Life and Annuity Insurance Company and
     (iii) Nationwide Life Insurance Company of America, each of which being referred to herein as a "Material Subsidiary."

          "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 415", "Rule 424", "Rule 430A", and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering of the Securities covered by the registration statement referred to in Section 1(a) hereof.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                      Very truly yours,

                                      Nationwide Financial Services, Inc.


                                      By:  /s/ Joseph J. Gasper
                                           Name:  Joseph J. Gasper
                                           Title:    President and Chief
                                                           Operating Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date specified in Schedule I hereto.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By: /s/ Matthew Malloy
   -------------------
     Name: Matthew Malloy
     Title: Vice President

Morgan Stanley & Co. Incorporated

By: /s/ Harold J. Hendershot III
   ------------------------------
     Name: Harold J. Hendershot III
     Title: Executive Director



For themselves and the other several
Underwriters, if any, named in
Schedule II to the foregoing
Agreement.

                                   SCHEDULE I


Underwriting Agreement dated February 10, 2003

Registration Statement No. 333-102007

Representative(s):         Merrill Lynch, Pierce, Fenner & Smith Incorporated
                           Morgan Stanley & Co. Incorporated

Title, Purchase Price and Description of Securities:

         Title:  5.625% Senior Notes Due 2015

         Principal amount:  $200,000,000

         Purchase price (include accrued
           interest or amortization, if any): 98.807% of principal amount

         Sinking fund provisions:  None

         Optional Redemption provisions: The Company may redeem some or all of the Securities at any time or from time to time at a redemption price equal to the greater of:

               o    100% of the principal amount; or
               o the sum of the present value of the remaining scheduled payments of principal and interest on the notes, discounted to the redemption date on a semi-annual basis at the Treasury Rate (as defined in the Prospectus Supplement dated February 10, 2003 to the Prospectus dated February 4, 2003) plus 20 basis points.

Closing Date, Time and Location: February 13, 2003 at 10:00 a.m. at Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019

Type of Offering:  Non-delayed

Date referred to in Section 5(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the Representative(s): February 13, 2003

Modification of items to be covered by the letter from KPMG LLP delivered pursuant to
   Section 6(f) at the Execution Time:  None

Modification of items to be covered by the letter from PricewaterhouseCoopers LLP delivered pursuant to
   Section 6(g) at the Execution Time:  None

                                   SCHEDULE II


                                                             Principal Amount of
                                                                Securities to
Underwriters                                                    be Purchased
------------


Merrill Lynch, Pierce, Fenner & Smith Incorporated .........      $
                                                                    80,000,000
Morgan Stanley & Co. Incorporated ..........................
                                                                    80,000,000
J.P. Morgan Securities Inc. ................................
                                                                    20,000,000
Wachovia Securities, Inc. ..................................
                                                                    20,000,000
         Total .............................................      $200,000,000
                                                                  ============